SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 24, 1997



                            MORGAN STANLEY GROUP INC.

             (Exact name of registrant as specified in its charter)



       DELAWARE                      1-9085                13-2838811

       (State or other               (Commission           (I.R.S. Employer
       jurisdiction of               File Number)          Identification
       incorporation)                                      Number)


                     1585 BROADWAY, NEW YORK, NEW YORK 10036
           (Address of principal executive offices including zip code)


                                 (212) 761-4000
                         (Registrant's telephone number
                              including area code)


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ITEM 5.   OTHER EVENTS

         Attached and incorporated herein by reference (a) as Exhibit 1-a is the Form of U.S. Distribution Agreement, (b) as Exhibit 1-b is the Form of Euro Distribution Agreement, (c) as Exhibit 4-a is the Warrant Agreement for the Universal Warrants, dated as of January 24, 1997, between Morgan Stanley Group Inc. and The Chase Manhattan Bank, as Warrant Agent, together with forms of put warrant and call warrant, (d) as Exhibit 4-b is the Unit Agreement, dated as of January 24, 1997, among Morgan Stanley Group Inc., The Chase Manhattan Bank, as Unit Agent, as Collateral Agent, as Trustee and Paying Agent under the Indenture referred to therein and as Warrant Agent under the Warrant Agreement referred to therein and the holders from time to time of the Units, together with forms of Purchase Contract and (e) as Exhibits 8-a, and 23-a, respectively, the opinion and consent of Shearman & Sterling, in connection with the issuance from time to time by Morgan Stanley Group Inc. of Global Medium-Term Notes, Series C and Global Units, Series C and of Global Medium-Term Notes, Series D and E and Global Units, Series D and E.

ITEM 7(C).   EXHIBITS

1-a.     Form of U.S. Distribution Agreement.
1-b.     Form of Euro Distribution Agreement.
4-a. Warrant Agreement for the Universal Warrants dated as of January 24, 1997, between Morgan Stanley Group Inc. and The Chase Manhattan Bank, as Warrant Agent.
4-b. Unit Agreement, dated as of January 24, 1997, among Morgan Stanley Group Inc., The Chase Manhattan Bank, as Unit Agent, as Collateral Agent, as Trustee and Paying Agent under the Indenture referred to therein and as Warrant Agent under the Warrant Agreement referred to therein and the holders from time to time of the Units.
4-c.     Form of Put Warrant (included in Exhibit 4-a).
4-d.     Form of Call Warrant (included in Exhibit 4-a).
4-e.     Form of Purchase Contract (Issuer Sale) (included in Exhibit 4-b).
4-f.     Form of Purchase Contract (Issuer Purchase) (included in Exhibit 4-b).
8-a.     Opinion of Shearman & Sterling.
23-a.    Consent of Shearman & Sterling (included in Exhibit 8-a).


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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MORGAN STANLEY GROUP INC.
                                              (Registrant)


Date:    February 4, 1997                     By:   /s/ Patricia A. Kurtz
                                                  --------------------------
                                                     Patricia A. Kurtz
                                                     Assistant Secretary

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


                                  EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

1-a.     Form of U.S. Distribution Agreement.
1-b.     Form of Euro Distribution Agreement.
4-a. Warrant Agreement for the Universal Warrants dated as of January 24, 1997, between Morgan Stanley Group Inc. and The Chase Manhattan Bank, as Warrant Agent.
4-b. Unit Agreement, dated as of January 24, 1997, among Morgan Stanley Group Inc., The Chase Manhattan Bank, as Unit Agent, as Collateral Agent, as Trustee and Paying Agent under the Indenture referred to therein and as Warrant Agent under the Warrant Agreement referred to therein and the holders from time to time of the Units.
4-c.     Form of Put Warrant (included in Exhibit 4-a).
4-d.     Form of Call Warrant (included in Exhibit 4-a).
4-e.     Form of Purchase Contract (Issuer Sale) (included in Exhibit 4-b).
4-f.     Form of Purchase Contract (Issuer Purchase) (included in Exhibit 4-b).
8-a.     Opinion of Shearman & Sterling.
23-a.    Consent of Shearman & Sterling (included in Exhibit 8-a).


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